               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



        Date of Report (date of earliest event reported)
                         September 17, 1997


                           HOME BANCORP
-----------------------------------------------------------------
     (Exact name of Registrant as specified in its Charter)



  Indiana                     0-22376               35-1906765
-----------------------------------------------------------------
(State or other             (Commission           (IRS Employer
 jurisdiction of              File No.)            Identification
 incorporation)                                       Number)



132 East Berry Street, Fort Wayne, Indiana                46802
-----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(219) 422-3502
-----------------------------------------------------------------


                               N/A
-----------------------------------------------------------------
  (Former name or former address, if changed since last Report)

Item  5.  Other Events
----------------------

     On September 17, 1997, the Registrant issued the attached press release, announcing the modification of their Bylaws.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this
Report.


Item  7.  Financial Statements, Pro Forma Financial Information
          and Exhibits
----------------------------------------------------------------

     (c)  Exhibit:

          Exhibit 3(ii) - Bylaws, as amended

          Exhibit 99.1 - Press Release dated September 17, 1997

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   HOME BANCORP



Date: September 17, 1997       By: /s/ W. Paul Wolf
     -------------------------     ------------------------------
                                   W. Paul Wolf, President and
                                   Chief Executive Officer

                          EXHIBIT INDEX




Exhibit No.         Description
-----------         ---------------------------------------------

   3(ii)            Bylaws, as amended

   99.1             Press Release dated September 17, 1997